Exhibit 10.6

RC-1 INC.

Invoice

Date: April 2, 2017
Invoice # 04022017

Ship To

Dashub, LLC
171C Milbar Blvd
Farmingdale, NY 11735

Job	Payment Terms
	Due on receipt

Description	Total
Monster Energy Nascar Cup Series – Las Vegas Event with Rick Ware Racing	$81,000
Total Due	**$81,000**

RC-1, Inc.
180 Newport Center Drive Suite 230
Newport Beach CA 92660
949.721.1725

RC-1, Inc, Invoice Date: April 2, 2017 Invoice # 04022017 Ship To Dashub, LLC. 171C Milbar Blvd Farmingdale, NY 11735 Monster Energy Nascar Cup Series -- Las Vegas Event with Rick Ware Racing$81,000

DASHUB, INC.

How to Subscribe:

If an Accredited Investor (as defined below) desires to subscribe for Convertible Promissory Units of Dashub, Inc., a Delaware Corporation, (the “Company”), he, she, or an entity, should deliver the following to the Company:

a)   An executed copy of the Purchase Agreement and Questionnaire attached hereto; and

b)   A check payable to Dashub, Inc., in the amount determined by multiplying $25,000 by the number of Units to be purchased, with a minimum subscription of $25,000.

If your subscription is accepted, a countersigned copy of the Purchase Agreement will be sent to you.

The subscription documents should be returned to:

Attention: Max Kane, President

Dashub, Inc.

6800 Jericho Tpk, Suite 201W

Syosset, New York 11791

THIS PRIVATE PLACEMENT CONVERTIBLE NOTE PURCHASE AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF PROMISSORY NOTES AND WARRANTS RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF REGULATION D (“REGULATION D”) AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE NOTES OR WARRANTS OR THE SHARES INTO WHICH THE NOTES MAY BE CONVERTED OR PURCHASED UPON THE EXERCISE OF THE WARRANTS, TO WHICH THIS PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”), dated this 25th day of April, 2017, is executed by and between DASHUB, Inc., a Delaware corporation (the “Company”), and each Purchaser tendering to the Company an executed signature page to this Agreement (each a “Purchaser”), with reference to the following facts:

A. The Company is conducting a “Best Efforts” offering (the “Offering”) of nine hundred and fifty thousand dollars ($950,000) of Units, (the “Units”) each Unit consisting of a three year $25,000 Convertible Promissory Notes (the “Notes”), convertible into 25,000 common shares (par value $.001) of the Company (the “Shares”) and a one year warrant (the “Warrant”) to purchase 8,333 Shares at an exercise price of $1.00 per Share. The Units, Shares, and Warrants are together sometimes referred to herein as the “Securities.”

In connection with such offering:

(i)     The Company will accept investment proceeds of up to $ 950,000.

(ii)   The Units are being offered in denominations of $25,000 per Unit, provided, however, that subscriptions in lesser amounts may be accepted by the Company in the Company's absolute discretion. A copy of the Convertible Note is attached hereto as Exhibit “A”, and a copy of the Warrant is attached hereto as Exhibit “B.”

(iii) The Units are being offered on a “Best Efforts” basis. There is no minimum amount of Units which must be sold prior to release of funds to the Company. Accordingly, the Company may sell less than the maximum amount of Units in this offering. This offering will terminate on February 28, 2017 (unless extended by the Company for an additional 90 days.)

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B.       Each Purchaser has agreed to purchase the number of Units, indicated on the signature page tendered by the Purchaser to the Company at a $25,000 per Note (with each Purchaser's aggregate purchase price being herein referred to as the “Purchase Price”).

C.       The Company and each Purchaser are entering into this Agreement to reflect the terms and conditions with respect to the Purchaser's investment in the Company represented by the Units.

D.       As to each Purchaser, this Agreement shall become effective and binding upon the Company only when (i) this Agreement is accepted by the Company (as indicated by the Company's execution of this Agreement and countersignature of the Purchaser's signature page to this Agreement, with such action being herein referred to as the “Acceptance”) and (ii) delivery is made by Purchaser to the Company of the Payment (defined below).

NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE.

a.                  Each Purchaser hereby agrees to subscribe for and to purchase the number of Units set forth on such Purchaser's signature page hereto (the “Purchase”) in exchange for the Purchase Price (which shall be paid in United States dollars).

b.                  With respect to each Purchaser, following (i) the Company's Acceptance and (ii) the Company's receipt of immediately available funds representing the Purchaser's Purchase Price (the “Payment”), the Company shall issue to such Purchaser the appropriate number of Notes and Warrants, executed by the Company, representing the Units purchased hereby.

2. CONVERSION OF THE NOTES.

a.       Method of Conversion by the Purchaser.

(i)       The Purchaser may at any time prior to the Maturity Date, convert the outstanding Principal Amount of the Note, into fully paid Shares of the Company in accordance with the following formula: For each $25,000 in principal amount converted, the Purchaser shall receive 25,000 Shares for a conversion price of $1.00 per Share (the “Conversion Price”) and the interest due and owing at such time of conversion shall be converted into Shares at the same Conversion Price. Such conversion shall be deemed to have been effected as of the close of business on the date on which the Purchaser delivers the Notice of Conversion (the “Conversion Date”). Upon the Conversion Date, the rights of the Purchaser with respect to the principal and interest amount of the Note converted shall cease and the person(s) or entity in whose name(s) any certificate(s) for Shares are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Shares represented by such certificate(s). In each case of conversion of the Notes in part only, the Company shall receive and hold the Note as a fiduciary agent of the Purchaser, shall endorse on the Note the date and amount of the Note so converted, and such amount shall be deemed no longer outstanding. Upon such endorsement, the Company shall promptly return the Note to the Purchaser.

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(ii)       Mechanics of Conversion by the Purchaser . In the event that the Purchaser elects to convert the Note, the Purchaser shall deliver a fully completed Notice of Conversion (a copy of which is attached hereto as Exhibit “C”) to the Company. Upon receipt of the Notice, the Company shall, within a reasonable time, not exceeding five (5) Business Days after the Conversion Date, issue and deliver to the Purchaser, the number of Shares to which the Purchaser shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Purchaser the certificates representing such Shares. All Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and non-assessable. Upon the issuance of Shares by the Company, the Note shall be deemed cancelled.

b.          Method of Conversion by the Company. The Company may at any time prior to the Maturity Date, convert the outstanding Principal Amount of the Note, into fully paid Shares of the Company. In the event that the Company determines to convert the Note, the Company shall notify the Purchaser of the Company's determination to convert the Note, and the Company shall, within five (5) Business Days thereafter (the “Company Conversion Date”), issue and deliver to the Purchaser a number of common shares as follows: For each $25,000 in principal amount converted, the Purchaser shall receive 25,000 Shares for a conversion price of $1.00 per Share and the interest due and owing at such time of conversion shall be converted into Shares at $1.00 per share and the Company shall deliver or cause to be delivered to the Purchaser the certificates representing such Shares. All Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid, and non-assessable. In each case of conversion of the Notes in part only, the Company shall not deliver any Shares to the Purchaser until such time as the Purchaser returns the Purchaser's duly endorsed Note in accordance with the Company's Notice of Conversion (a copy of which is attached hereto as Exhibit “D”). Upon receipt of the duly endorsed Note, the Company will issue the Shares as set forth in the Company's Notice of Conversion, and issue and deliver a new Note to the Purchaser for the unconverted balance of the Note. Upon the issuance of Shares by the Company, the Note shall be deemed cancelled.

c.          Taxes on Conversion. The issuance of certificates for Shares upon the conversion of the Note shall be made without charge by the Company to the Purchaser for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Purchaser; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Purchaser, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that any such tax has been paid; and further provided, that the Company shall not be required to pay any income tax to which the Purchaser may be subject in respect of the issuance of the Note or the Shares issued upon conversion hereof.

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d.       Adjustment of Number of Shares.

(i)               Distributions or Subdivisions. In the event that, at any time and from time to time from and after the date of the Note, the Company shall issue Shares (or securities convertible into Shares) in a distribution or subdivision paid with respect to Shares, or declare any distribution payable in additional Shares (or securities convertible into Shares) or effect a subdivision of the outstanding Shares, then, concurrently with the effectiveness of such distribution or subdivision, the then-effective Conversion Price shall be proportionately decreased, and the number of Shares issuable upon conversion of the Note shall thus be proportionately increased.

(ii)             Combinations or Consolidations. In the event that, at any time and from time to time from and after the date of the Note, the outstanding Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Shares, then, concurrently with the effectiveness of such combination or consolidation, the then-effective Conversion Price shall be proportionately increased, and the number of Shares issuable upon conversion of the Note shall thus be proportionately decreased.

(iii)           Other Dividends or Distributions. If the Company, at any time or from time to time after the issuance of the Note, makes a distribution to the holders of Shares which is payable in securities of the Company, then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note, in addition to the number of Shares, the amount of such securities of the Company which would have been received if the portion of the Note so converted had been exercised for Shares on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(d)(iii) and all other adjustments under this Section 3(e). Nothing contained in this Section 3(d)(iii) shall be deemed to permit the payment of any distribution in violation of the Purchase Agreement.

(iv)            Merger, Consolidation or Exchange. If, at any time or from time to time after the date of the Note, there occurs any merger, consolidation, arrangement or statutory Share exchange of the Company with or into any other person or entity, then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note the kind and amount of Shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory interest exchange by the Purchaser, if the Note was converted immediately prior to such merger, consolidation, arrangement or statutory Interest exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory Interest exchange with respect to such Shares and other securities which shall he on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(iv) and all other adjustments under this Section 3(e).

(v)             Recapitalization or Reclassification. If, at any time or from time to time after the date of the Note, the Shares issuable upon conversion of the Note are changed into the same or a different number of securities of any class of the Company, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory Interest exchange provided for elsewhere in this Section 3(e)(iv), then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Purchaser if the portion of the Note so converted had been converted immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(c)(v) and all other adjustments under this Section 3(e).

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(vi)          Extraordinary Dividends or Distributions. If, at any time or from time to time after the date of the Note, the Company shall declare any extraordinary distribution upon the Shares payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in Shares, then the Conversion Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a distribution in cash, to the amount thereof payable per Share or, in the case of any distribution, to the value thereof per Interest sat the time such distribution was declared, as determined by the Managers of the Company in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject distribution, or, if a record is not taken, the date as of which the holders of record of Shares entitled to such distribution are to be determined. Nothing contained in this Section 3(e)(vi) shall be deemed to permit the payment of any distribution in violation of the Secured Note Purchase Agreement.

(vii)         Certificate of Adjustment. Whenever the Conversion Price and/or the number of Shares receivable upon conversion of the Note is adjusted, the Company shall promptly deliver to the Purchaser a certificate of adjustment, setting forth the Conversion Price and/or Shares issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

(viii)       Successive Application. The provisions of this Section 3(e) shall be applicable successively to each event described herein which may occur subsequent to the date of the Note and prior to the conversion in full of the Note.

3. TERMS of the WARRANT.

a.              Exercise Price and Term of Warrants. Each Warrant, when and if issued, shall entitle the Purchaser to purchase up to 8,333 Shares at a price of $1.00 per share (the “Exercise Price”) for a period of 12 months from the date that the Purchase Price is accepted by the Purchaser.

b.              Other Terms. The Warrants shall have such other terms as are contained in the Warrant Certificate, a copy of which is attached hereto as Exhibit “B.”

4. REPRESENTATIONS AND WARRANTIES of PURCHASER.

Each Purchaser hereby represents and warrants to the Company as follows:

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a.       General.

(i)                 If the Purchaser is a natural person, the Purchaser is 21 years of age or older and a U.S. citizen.

(ii)               If the Purchaser is a corporation, trust, partnership, limited liability company or other entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, it has the power and authority to own its property and carry on its business as presently conducted, and it is duly qualified to do business and is in good standing in each of the jurisdictions in which the nature of its business so requires.

(iii)              The Purchaser has the hill right, power and authority to execute and deliver this Purchaser Agreement and attached Questionnaire, and to perform all of the Purchaser's obligations hereunder and thereunder, and if' the Purchaser is a corporation, trust, partnership, limited liability company or other entity, the execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary organizational action.

b.       The Purchaser has 10 capacity, power and authority to execute and deliver this Agreement. Without limiting the terms of the investment representations set forth below, the Purchaser represents that the Purchaser:

(i)            Has received and has had an opportunity to review the Company's (DECK), ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein (E.,&„ as represented by the Purchase) including, without limitation, (1) the terms and conditions of the Purchase, (2) the Company's intended business plan, (3) the Company's capitalization and charter documents, (4) the status and nature of the Company's assets, (5) the status and nature of the Company's liabilities (including amounts and other obligations owed to third parties), (6) the Company's current third party arrangements, (7) the early-stage nature of the Company's business, (8) the business prospects and financial affairs of the Company, (9) the competitive environment which the Company and its proposed products and services face, (10) the status of the Company's intellectual property rights, and, (1 1) the Company's imminent need for substantial amounts of additional financing;

(ii)           has had the opportunity to obtain any and all information which the Purchaser deemed necessary, including reviewing a copy of the Company's DECK, to evaluate the Company and the investment represented by the Subscription as well as to verify the accuracy of information otherwise provided to the Purchaser.

(iii)          is experienced in making investments in the unregistered and restricted securities of early and development stage companies and understands that such investments (including the Subscription) involve a high degree of speculation and risk.

(iv)          has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Company represented by the Subscription and, by reason of the Purchaser's financial and business experience, the Purchaser has the capacity to protect the Purchaser's interest in connection with the Subscription.

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(v)                is financially able to bear the economic risk of the investment represented by the Subscription, including a total loss of such investment.

(vi)              has (A) a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (B) by reason of the Purchaser's business or financial experience, the Purchaser is capable of evaluating the risks and merits of the investment represented by the Subscription and of protecting the Purchaser's own interests in connection with such investment; or,

(vii)             The Purchaser is representing and warranting that the Purchaser is (i) an “Accredited Investor”, as the term is defined in Rule 501(a) of the Securities Act, as more completely set forth on the Accredited Questionnaire attached as Schedule A hereto, which is incorporated by reference as if more fully set forth herein. The Purchaser shall submit to the Company such further assurances of accredited or sophisticated status as may reasonably be requested by the Company.

c.                  If the Purchaser is an entity, the Purchaser has not been formed for the purpose of effecting the Subscription or otherwise making an investment in the Company.

d.                  The Units are being acquired by the Purchaser (i) solely for investment purposes, (ii) for the Purchaser's own account only and (iii) not for sale, transfer or with a view to any distribution of all or any part of such Units. No other person will have any direct or indirect beneficial interest in the Units.

e.                  The Purchaser understands that no public market now exists for Units, Notes, Warrants or Shares or any other securities of the Company and that the Company has made no assurances or representations whatsoever that a public market will ever exist for any of the Company's securities.

f.                   The Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions, or any similar charges in connection with this Agreement and the transactions contemplated hereby.

g.                  Representations and Warranties by Purchaser under the United States Patriot Act.

The Purchaser represents that the funds to be paid by the Purchaser to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the U.S. 'Treasury Department's Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals) The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

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(ii)             The Purchaser hereby represents and warrants that, to the best of the Purchaser's knowledge: (A) the Purchaser; (B) any person controlling or controlled by the Purchaser; (C) if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser; or (D) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is not a country, territory, individual or entity named on an OFAC list or a person or entity prohibited under the OFAC Programs.

(iii)           The Purchaser represents and warrants that, to the best of the Purchaser's knowledge, (A) the Purchaser; (B) any person controlling or controlled by the Purchaser; (C) if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser; or (D) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is not a senior foreign political figure, any immediate family member or close associate of a senior foreign political figure as such terms arc defined as follows:

1.    These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2.    A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3.    “Immediate family” of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

4.    A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

5. REPRESENTATIONS AND WARRANTIES of the COMPANY.

a.              Organization and Standing: Articles and Bylaws. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

b.             Corporate Power. The Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement, the Notes and the Warrant. This Agreement, and upon issuance, the Notes and the Warrant will be valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

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c.       Authorization.

(i)             Corporate Action. All corporate and legal action on the part of Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Note and the Warrant, the sale and issuance of the Note, the Warrant and the shares issuable upon conversion of the Notes and exercise of the Warrant and the performance of Company's obligations hereunder and under the Note and the Warrant have been taken.

(ii)           Valid Issuance. The Note and the Warrant, and Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be free of any liens or encumbrances, provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

d.       Authorized and Outstanding Shares of the Company.

(i)       The authorized capital stock of the Company consists of two hundred twenty million one hundred thousand (220,100,000) shares of Company Common Stock, of which 9,000,000 shares are issued and outstanding; 100,000 shares of Super Voting Series A Preferred Stock (“SV Preferred”) issued to Max Kane, each share of SV Preferred entitled to 100 votes at any meeting of shareholders; and twenty million (20,000,000) unissued shares of preferred stock, $.001 par value per share (“Preferred Stock”), none of which are issued and outstanding. All outstanding shares of Company Common Stock and SV Preferred are duly authorized, validly issued, fully paid and non-assessable, and none of such shares have been issued in violation of the preemptive rights of any natural person, corporation, business trust, association, limited liability company, partnership, joint venture, other entity, government, agency or political subdivision (each, a “Person”). The offer, issuance and sale of such Company Common Stock and preferred stock was (a) exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and (b) accomplished in conformity with all other applicable securities laws. None of the shares of outstanding Company Common Stock are subject to a right of withdrawal or a right of rescission under any federal or state securities or “Blue Sky” law. Except for twelve (12) warrants to purchase 1,083,334 shares of the Company, the Company has no outstanding options, rights or commitments to issue Company Common Stock or other Equity Securities (as defined below) of the Company, and there are no outstanding securities convertible or exercisable into or exchangeable for Company Common Stock or other Equity Securities of the Company, except that the Company has reserved 900,000 Shares for issuance pursuant to the Company's Stock Option Plan. For purposes of this Agreement, “Equity Security” shall mean any stock or similar security of an issuer or any security (whether stock or Indebtedness for Borrowed Money (as defined below)) convertible, with or without consideration, into any stock or other equity security, or any security (whether stock or Indebtedness for Borrowed Money) carrying any warrant or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

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6. UNDERSTANDINGS AND ACKNOWLEDGEMENTS.

a.                  Each Purchaser acknowledges that the Securities have not been registered under the Act or qualified under the (put in States where Purchasers reside), as amended, or any other applicable blue sky laws in reliance, in part, on the representations and warranties herein.

b.                  Each Purchaser understands that (i) the Securities are “restricted securities” under the Federal Securities laws (e.g., the Act), insofar as the Securities will be acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations, the Securities may be resold without registration under the Act only in certain limited circumstances and (iii) in the absence of registration under the Act (which is not presently contemplated and with respect to which the Company has no obligation) the Securities must be held indefinitely. Each Purchaser understands the resale limitations imposed by the Act and is familiar with Rule 144 under the Act, as presently in effect, and the conditions which must be met in order for Rule 144 to be available with respect to the resale of “restricted securities”. Each Purchaser understands that the Company does not presently meet conditions for the availability of Rule 144 under certain circumstances (e.g., the provision of current “public company” information) and that the Company has no present plans to do so.

c.                  Each Purchaser understands that any certificates evidencing the Securities will bear one or all of the following legends:

(i)                  “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

(ii)                 Any legend required by applicable state securities laws.

(iii)               Any legend required by any applicable shareholders' agreement.

7. COVENANTS.

a.       Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities purchased hereunder unless and until:

(i)       There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or,

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(ii)       Such Purchaser shall have:

A.        notified the Company of the proposed disposition,

B.       furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and,

C.        furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of (or a permit from) any authority under any applicable state securities laws.

b.                  In the case of any disposition of any Securities pursuant to Rule 144 under the Act, then in addition to the matters set forth in paragraph 4(a)(ii) above, the Purchaser at issue shall promptly forward to the Company a copy of any Form 144 filed with the Securities and Exchange Commission (the “SEC”) with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with Rule 144. If Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition by the Purchaser have changed from the SEC's present interpretations thereof, the Purchaser at issue shall provide the Company with such additional documents as the Company may reasonably require.

c.                  In the event of an initial public offering relating to the Company's securities, each Purchaser shall enter into a lock-up agreement upon such terms as shall be requested by the managing underwriter for such offering.

d.                  To the extent that any Purchaser pays the purchase price for any of the Units with funds from the Purchaser's self-directed Individual Retirement Account (an “IRA”), each such Purchaser hereby represents, warrants and covenants as follows: (i) the purchase of the Units will not constitute a “prohibited transaction” for purposes of any law or regulation applicable to the IRA, and such Purchaser has confirmed this fact with independent legal counsel; (ii) no prohibition exists with respect to the use of funds from the IRA to effect the purchase of such Units (or any other transaction contemplated by this Agreement); (iii) such Purchaser is the sole person with any authority over investments made with respect to funds from the IRA, and such Purchaser is the sole owner of beneficial interests in the IRA; and, (iv) such Purchaser will protect, indemnify and hold the Company and its officers, directors, affiliates, shareholders, successors and assigns harmless from and against any and all claims, fees, penalties, taxes, interest, liabilities, obligations, damages, costs, losses and expenses (including, without limitation, attorneys’ fees and expenses) arising out of the use of funds from the IRA to purchase such securities.

8. NOTICES.

All notices, payments, requests, information and demands which either party hereto may desire, or may be required to give or make to the other party shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by facsimile, email or overnight courier addressed to the address set forth below or to such other address as may be specified from time to time in writing by either party to the other:

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To: The Purchaser

At the Mail Address, email address, facsimile number or telephone number set forth on the Signature Page below

To: The Company

Dashub, Inc.

6800 Jericho Turnpike

Suite 201W

Syosset, NY 11791

Attention: Max Kane

Telephone No. 516-695-4251
Email: ink@dashub.com

9. MISCELLANEOUS.

a.              This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without regard to the conflicts of law principles thereof). All legal actions arising under this Agreement shall be instituted in, the County Nassau, State of New York and both Company and Purchaser consent to such jurisdiction and venue.

b.             This Agreement embodies the entire understanding between the parties and supersedes any prior understandings, agreements and arrangements between the parties respecting the subject matter hereof. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

c.              This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of signatures for this Agreement may occur via telecopy, and such telecopied signature pages shall have the force and effect of original signature pages.

d.             If any legal action or proceeding arising out of or relating to this Agreement is brought by either party, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorneys' fees, costs (including without limitation expert witnesses' fees), and expenses incurred in the action or proceeding by the prevailing party.

e.              The Purchaser and the Company hereby expressly and voluntarily waive any and all rights, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Agreement or any other agreement, document or transaction contemplated hereby.

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f.             Neither the failure nor delay by either party in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder or under any document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

g.             Controlling Agreement. To the extent that any of the terms or provisions contained in this Agreement are inconsistent with those contained in any other document, instrument or agreement executed pursuant hereto, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative.

h.             This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Company and their respective successors and assigns, except that the Purchaser shall not have the rights to assign its rights hereunder or any interest herein without the Company's prior written consent.

i.              The headings set forth herein are solely for the purpose of identification and have no legal significance.

j.              Legal Expenses. Each party shall bear and pay all of the legal and other expenses incurred by it in connection with the transactions contemplated by this Agreement.

k.             Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

l.       If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

m.       Amendments. Any term of this Agreement may be amended or waived only with the written consent of Dashub and the Borrower. Any amendment or waiver effected in accordance with this Section shall be binding upon the Borrower.

The undersigned hereby executes and delivers this Agreement to which this Signature Page is attached, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Signature on Following Page

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Dated: April 25 ,2017

Number of Units: THREE

Purchase Price: $ 75,000 .00 (No. of Units x $25,000)

SIGNATURE: /s/ KevinO’Connell - President

Print Purchaser's Name: RC-I, INC.

Address: 110 SUNRISE CENTER DRIVE

                  THOMASVILLE, NC 27360

Phone: 949-721-1725

Email Address: Kevin.gpp@sbcglobal.net

Social Security/EIN # 26-1449268

Acknowledged and Accepted:

Date; April,     2017

DASHU , Inc. a Delaware

By: /s/ Max W. Kane, CEO

        Max W Kane, President & CEO

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ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned acknowledges and understands that DAshub, Inc. (the “Company”) will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of exemptions, provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation I) promulgated thereunder (“Regulation D”), from the registration requirements of the Securities Act and (ii) the issuance of such securities will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the sole use of the Company for the purposes described above and will be held in confidence by the Company, except that this Accredited Investor Questionnaire or the information provided herein or both may be furnished to such other parties as the Company, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

PART ONE

INVESTMENT EXPERIENCE AND PURPOSE TO BE COMPLETED BY EVERY

INVESTOR

1. Investment Experience. his item is presented in alternative form: Please initial, in the space provided below, the alternative that applies to you.

☒  ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not. using a Purchaser Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Accredited Investor Questionnaire.

☐  ALTERNATIVE TWO*: The undersigned will use a purchaser representative who satisfies all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(h) of Regulation D promulgated under the Securities Act of 1933, as amended (“Purchaser Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person will be acting as Purchaser Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Purchaser Representative: N/a

The undersigned represents and warrants that tile above-named Purchaser Representative has furnished the undersigned with a Purchaser Representative questionnaire and that the undersigned and the above-named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Securities.

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(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THIS CONFIDENTIAL INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE.)

2.        Purpose of Investment. Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof. EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)

PART TWO

GENERAL INFORMATION TO BE COMPLETED BY EVERY INVESTOR

3.  Name: RC-1, Inc.

(exact name as it should appear in the records of the Company)

4. If the prospective investor is a natural Person, identify the nature of ownership of the proposed investment.

☒ Single Ownership

☐ Tenancy by the entirety (Spouses only)

☐ Community property

☐ Joint tenancy with right of survivorship

5. Marital status (if applicable): N/A

6. Address of record: 110 Sunrise Center Drive

                                      Thomasville, NC 27360

7. Telephone number: 949-721-1725     Fax:: __________________________________

8. Email: Kevin.gpp@sbcglobal.net

9. Social Security or Taxpayer ID number: 26-1449268

10. Describe any preexisting business or personal relationship between the prospective investor and any director or officer of the company

Kevin O’Connell is Chairman of the board of Dashub, and is president of RC-1, Inc.

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PART THREE INDIVIDUAL INVESTOR

TO BE COMPLETED ONLY BY INVESTORS
WHO ARE INDIVIDUALS

11.   This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you:

☒       My individual net worth, or joint net worth with my spouse, excluding the value of my/our primary residence, exceeds $1,000,000.

☐       My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Accredited Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by 'a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):

(i) the amount of any tax exempt interest income received,

(ii) the amount of losses claimed as a limited partner in a limited partnership,

(iii) any deduction claimed for depletion,

(iv) deductions for alimony paid,

(v) amounts contributed to an IRA or Keogh retirement plan, and

(vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

12.   Educational background of prospective investor:

13.   Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

14.   The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D.

(  ) Yes (  ) No

15.   Investor's investment objectives:

______ Income      Other, please state: ______________________________

__X__ Appreciation

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16. Prior private placement investments made by prospective investor which evidence prospective investor's investing experience in transactions similar to this offering:

(X) Yes (  ) No

If yes, please explain: Multiple Investments

PART FOUR CORPORATE INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE CORPORATIONS (AND OTHER

ENTITIES)

17.       Type of organization (partnership, corporation, etc.):

18.       Date and State of organization:

19.       Select the representation provided below that applies:

a.                    (  ) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

b.                    (  ) a broker or dealer registered pursuant to Section 15 of the Exchange Act of 1934, as amended (the “Exchange Act”);

c.                    (  ) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

d.                    (  ) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

e.                    (  ) an insurance company as defined in Section 2(13) of the Securities Act;

f.                     (  ) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

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g.                    (X) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

h.                    (  ) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as such term is described in Rule 506(b)(2)(ii) of Regulation D;

i.                     (  ) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

j.                    (  ) an employee benefit plan with total assets in excess of $5,000,000; or

k.                   (  ) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are "accredited investors" as such term is defined in Rule 501(a) of Regulation D and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act; or

1.                    (  ) an entity in which all of the equity owners are "accredited investors" as such term is defined in Rule 501(a) of Regulation D and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act. Note: prospective investor must submit an individual Accredited Investor Questionnaire for each equity owner.

List all equity owners of the entity:

Kevin P. O’Connell/ Majority Control

_______________________________

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PART FIVE

REPRESENTATIONS AND WARRANTIES TO BE
COMPLETED BY EVERY INVESTOR

20. The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Accredited Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

The information is complete and correct and may be relied upon by the Company in determining whether the offer and sale of Securities in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Accredited Investor Questionnaire occurring prior to the completion of the offering of the Securities; and

The undersigned has adequate means of providing for the undersigned's current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment in the Securities of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time the undersigned has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF the undersigned prospective investor has executed this Accredited Investor Questionnaire this 10th day of March 2017.

INDIVIDUALS:	ENTITIES:

Kevin P. O’Connell	RCV-1, Inc.
Print Name	Print Name of Entity

/s/Kevin P. O’Connell	Kevin P. O’Connell
Signature	Print Name of Authorized Signatory

Print name of joint investor or

Signature of Authorized Signatory or other

Person whose signature is required

/s/Kevin O’Connell

Signature

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EXHIBIT A

This Note and the Shares issuable upon conversion hereof (until such time, if any, as such Shares are registered with the Securities and Exchange Commission pursuant to an effective registration statement) have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and may not be sold, offered for sale of otherwise transferred unless registered or qualified under the Act and applicable state securities laws or unless the Maker receives an opinion, in form and from counsel reasonably acceptable to the Maker, that registration, qualification or other such actions are not required under any such laws.

CONVERTIBLE TERM NOTE

Principal Amount: $75,000.00	April 25th, 2017

FOR VALUE RECEIVED (Ref. March 2017 Nascar Race Team Sponsorship, Las Vegas), Dashub, Inc, a Delaware corporation (the "Company" or the "Maker"), hereby promises to pay to RC-1, Inc., (the "Lender"), or registered assigns (the "Holder"), the sum of Seventy Five Thousand and 00/100 ($75,000.00) Dollars (the "Principal Amount"), with interest thereon, on the terms and conditions set forth herein and in the Convertible Note Purchase Agreement (the "Purchase Agreement") of even date herewith, by and between the Maker and the Holder (as same may be amended, modified, supplemented and/or restated from time to time, the "Purchase Agreement"). Terms defined in the Purchase Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement. Payments of principal of, interest on and any other amounts with respect to this Convertible Promissory Note (this "Note") are to be made in lawful money of the United States of America. This Note, as provided in Section 3 below, may or shall be converted into Shares.

1.       Payments.

a.              Interest. This Note shall bear interest ("Interest") on Principal amounts outstanding from time to time from the date hereof at the rate of eight (8%) percent per• annum; provided, however, that during the continuance of any Event of Default, the Interest rate hereunder shall be increased to the Default Rate. All Interest shall be computed based on a three hundred sixty (360) day year, and shall he payable on the Maturity Date, as hereafter defined.

b.              Principal. The Principal Amount of this Note shall be payable eighteen (18) months after the date of issuance (the "Maturity Date").

c.              Non-Business Day. if any scheduled payment date as aforesaid is not a business day in the State of New York, then the payment to be made on such scheduled payment date shall be due and payable on the next succeeding business day, with additional interest on any Principal Amount so delayed for the period of such delay.

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2.       Conversion

a.       Method of Conversion by the Purchaser.

(i)               The Purchaser may at any time prior to the Maturity Date, convert the outstanding Principal Amount of the Note, into fully paid Shares of the Company in accordance with the following formula: For each $25,000 in principal amount converted, the Purchaser shall receive 25,000 Shares for a conversion price of $1.00 per Share (the "Conversion Price") and the interest due and owing at such time of conversion shall be converted into Shares at the same Conversion Price. Such conversion shall be deemed to have been effected as of the close of business on the date on which the Purchaser delivers the Notice of Conversion (the "Conversion Date"). Upon the Conversion Date, the rights of the Purchaser with respect to the principal and interest amount of the Note converted shall cease and the person(s) or entity in whose name(s) any certificate(s) for Shares are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Shares represented by such certificate(s). In each case of conversion of the Notes in part only, the Company shall receive and hold the Note as a fiduciary agent of the Purchaser, shall endorse on the Note the date and amount of the Note so converted, and such amount shall be deemed no longer outstanding. Upon such endorsement, the Company shall promptly return the Note to the Purchaser.

(ii)             Mechanics of Conversion by the Purchaser. In the event that the Purchaser elects to convert the Note, the Purchaser shall deliver a fully completed Notice of Conversion (a copy of which is attached hereto as Exhibit "C") (the "Notice") to the Company. Upon receipt of the Notice, the Company shall, within a reasonable time, not exceeding five (5) Business Days after the Conversion Date, issue and deliver to the Purchaser, the number of Shares to which the Purchaser shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Purchaser the certificates representing such Shares. All Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and non-assessable. Upon the issuance of Shares by the Company, the Note shall be deemed cancelled.

b.       Method of Conversion by the Company. The Company may at any time prior to the Maturity Date, convert the outstanding Principal Amount of the Note, into fully paid Shares of the Company. In the event that the Company determines to convert the Note, the Company shall notify the Purchaser of the Company's determination to convert the Note, and the Company shall, within five (5) Business Days thereafter (the "Company Conversion Date"), issue and deliver to the Purchaser a number of common shares as follows: For each $25,000 in principal amount converted, the Purchaser shall receive 25,000 Shares for a conversion price of $1.00 per Share and the interest due and owing at such time of conversion shall be converted into Shares at $1.00 per share and the Company shall deliver or cause to he delivered to the Purchaser the certificates representing such Shares. All Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid, and non-assessable. In each case of conversion of the Notes in part only, the Company shall not deliver any Shares to the Purchaser until such time as the Purchaser returns the Purchaser's duly endorsed Note in accordance with the Company's Notice of Conversion. Upon receipt of the duly endorsed Note, the Company will issue the Shares as set forth in the Company's Notice of Conversion (a copy of which is attached hereto as Exhibit "D"), and issue and deliver a new Note to the Purchaser for the unconverted balance of the Note. Upon the issuance of Shares by the Company, the Note shall be deemed cancelled.

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c.                  Taxes on Conversion. The issuance of certificates for Shares upon the conversion of the Note shall be made without charge by the Company to the Purchaser for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Purchaser; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Purchaser, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof' shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that any such tax has been paid; and further provided, that the Company shall not be required to pay any income tax to which the Purchaser may be subject in respect of the issuance of the Note or the Shares issued upon conversion hereof.

d.                  Adjustment of Number of Shares.

(i) Distributions or Subdivisions. In the event that, at any time and from time to time from and after the date of the Note, the company shall issue Shares (or securities convertible into Shares) in a distribution or subdivision paid with respect to Shares, or declare any distribution payable in additional Shares (or securities convertible into Shares), or effect a subdivision of the outstanding Shares,then,concurrently with the effectiveness of such distribution or subdivision, the then effective Conversion Price shall be proportionately decreased, and the number of shares issuable upon conversion of the Note shall thus be proportionately increased.

(ii) Combinations or Consolidations. In the event that, at any time and from time to time from and after the date of the Note, the outstanding Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Shares, then, concurrently with the effectiveness of such combination or consolidation,the then-effective Conversion Price shall be proportionately increased, and the number of Shares issuable upon conversion of the Note shall thus be proportionately decreased.

(iii) Other Dividends or Distributions. If the Company, at any time or from time to time after the issuance of the Note, makes a distribution to the holders of Shares which is payable in securities of the Company, then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note, in addition to the number of Shares, the amount of such securities of the Company which would have been received if the portion of the Note so converted had been exercised for Shares on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(d) (iii) and all other adjustments under this Section 3(c). Nothing contained in this Section 3(d)(iii) shall be deemed to permit the payment of any distribution in violation of the Purchase Agreement.

(iv) Merger, Consolidation or Exchange. If, at any time or from time to time after the date of the Note, there occurs any merger, consolidation, arrangement or statutory Share exchange of the Company with or into any other person or entity, then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note the kind and amount of Shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory interest exchange by the Purchaser, if the Note was converted immediately prior to such merger,consolidation, arrangement or statutory interest exchange, subject to adjustments for events subsequent to the effective date of such merger,consolidation, arrangement or statutory interest exchange with respect to such Shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(c)(iv) and all other adjustments under this Section 3(c).

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(v)             Recapitalization or Reclassification. If, at any time or from time to time after the date of the Note, the Shares issuable upon conversion of the Note are changed into the same or a different number of securities of any class of the Company, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory Interest exchange provided for elsewhere in this Section 3(e)(iv), then, in each such event, provision shall be made so that the Purchaser shall receive upon conversion of the Note the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Purchaser if the portion of the Note so converted had been converted immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(v) and all other adjustments under this Section 3(c).

(vi)            Extraordinary Dividends or Distributions. If, at any time or from time to time after the date of the Note, the Company shall declare any extraordinary distribution upon the Shares payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in Shares, then the Conversion Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a distribution in cash, to the amount thereof payable per Share or, in the case of any distribution, to the value thereof per Interest sat the time such distribution was declared, as determined by the Managers of the Company in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject distribution, or, if a record is not taken, the date as of which the holders of record of Shares entitled to such distribution are to be determined. Nothing contained in this Section 3(e)(vi) shall be deemed to permit the payment of any distribution in violation of the Secured Note Purchase Agreement.

(vii)          Certificate of Adjustment. Whenever the Conversion Price and/or the number of Shares receivable upon conversion of the Note is adjusted, the Company shall promptly deliver to the Purchaser a certificate of adjustment, setting forth the Conversion Price and/or Shares issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

(viii)        Successive Application. The provisions of this Section 3(e) shall be applicable successively to each event described herein which may occur subsequent to the date of the Note and prior to the conversion in full of the Note.

f. Restricted Securities. The Shares that are issuable to the Holder upon conversion hereunder, will not have been registered under any federal or state securities laws, and will constitute “restricted securities” within the meaning of federal and state securities laws. By its receipt of Shares, the Holder will be deemed to acknowledge and confirm that it is receiving such Shares for its own account for investment, and not with a view to the resale or distribution thereof in violation of any federal or state securities laws.

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4.      Loan Documents. This Note is the Convertible Promissory Note issued pursuant to the terms of Purchase. This Note is entitled to all of the benefits of the Purchase Agreement which Purchase Agreement is hereby incorporated by reference herein and made a part hereof. The occurrence and continuance of an Event of Default under the Purchase Agreement shall constitute a default under this Note and shall entitle the Holder to accelerate the entire indebtedness hereunder and take such other action as may be provided for in the Purchase Agreement and/or in any and all other instruments evidencing and/or securing the indebtedness under this Note,or as may be provided under the law.

5.       Communications and Notices. Except as otherwise specifically provided herein, all communications and notices provided for in this Note shall be sent by reputable overnight courier or facsimile to the Holder at the Holder's address as set forth below or, as provided to the Secretary of the Maker from time to time and, if to the Maker, at the address set forth in the Purchase Agreement. Any notice sent by overnight courier shall be deemed given on the third (3rd) Business Day after being deposited with the courier with all charges prepaid or billed to the account of the sender. Any notice sent by facsimile shall be deemed received on the date on which such notice is sent if such notice is sent during normal business hours at the point of receipt (or otherwise on the next succeeding Business Day). The Maker and the Holder may from time to time change their respective addresses or fax numbers, for purposes of this Section 5, by written notice to the other parties; provided, ho ever, that notice of such change shall he effective only upon receipt.

7.       Governing Law and Jurisdiction. This Note, and all matters arising directly or indirectly herefrom, shall be governed by and construed in accordance with the laws of the Delaware, notwithstanding the choice of law or conflicts of law principles thereof. Holder hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the Supreme Court of the State of New York located in the County of Nassau,or the United States District Court for the Southern District of New York (and of the appropriate appellate courts), in connection with any suit, action or other proceeding arising out of or relating to this note, (ii) irrevocable waives, to the fullest extent permitted by law, any objection that it may not or hereafter have to the laying of the venue of any such suit, action or proceeding any any such cost or that any such suit, action or proceeding which is brought in any such court has been brought in any inconvenient forum, and (iii) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 5.

8.     Assignment. The Holder may only assign its rights under this Agreement with the prior written consent of the Holder, upon written notice to the Company, and such assignee shall agree in writing to be bound by the terms of the this Note.

9.     Waiver and Amendment. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived. Neither any provision of this Note nor any performance hereunder may be amended or waived except pursuant to an agreement in writing signed by the party against whom enforcement thereof is sought.

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10.        Usury Savings Clause. All agreements between the Maker and the Holder are hereby expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount whit the Holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Purchase Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of any of the Maker's Obligations (as such term is defined in the Purchase Agreement) to the Holder, and not to the payment of interest hereunder. To the extent permitted by applicable law, all sums paid or agreed to be paid for the use, forbearance or detention of the indebtedness evidenced by this Note shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full, to the end that the rate or amount of interest on account of such indebtedness does not exceed any applicable usury ceiling. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Holder.

11.        Collection Costs. In the event that the Holder shall place this Note in the hands of an attorney for collection during the continuance of any Event of Default, the Maker shall further be liable to the Holder for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Holder in enforcing this Note, all of which costs and expenses shall be obligations under• and part of this Note; and the Holder may take judgment for all such amounts in addition to all other sums due hereunder.

IN WITNESS WHEREOF, the Maker has executed this Note on the date first above written.

Dashub, Inc.

By: /s/ Max Kane, CEO

          Max Kane, President and CEO

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EXHIBIT B

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLEESS REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION, IN REASONABLY FORM AND SCOPE, OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

DASHUB, LLC

WARRANT TO PURCHASE COMMON SHARES
(Expires April 30, 2018)

Warrant No. N-500

FOR VALUE RECEIVED, subject to the provisions set forth below, the undersigned, DASHUB Inc., a Delaware corporation (the “Company”), hereby certifies that holder of this Warrant, or its registered assigns (the “Holder”), is entitled to purchase from the Company up to 24,999 shares of fully paid and non-assessable shares of common stock (par value $.001 per share (“Shares”) of the Company, for a cash price of $1.00 per share at any time and from time to time from and after the date hereof and until 5:00 p.m. (Eastern time) on April 30, 2018 (the “Expiration Date”) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in Writing) of this Warrant properly endorsed with the Notice of Exercise attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of Shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

1.       Exercise of Warrant.

1.1.       Exercise. This Warrant shall be exercisable at any time and from time to time from the date hereof until the Expiration Date, arid this Warrant shall expire on the Expiration Date. Upon exercise of this Warrant, the Exercise Price shall be payable in cash or by check. This Warrant may be exercised in whole or in part, provided that this Warrant shall not be exercisable in portions for less than .5% of the Company. If exercised in part, the Company shall deliver to the Molder a new Warrant, identical in form to this Warrant, in the name of the Holder, evidencing the right to purchase the number of Shares as to which this Warrant has not been exercised, which new Warrant shall be signed by an appropriate officer of the Company. The term “Warrant” as used herein shall include any subsequent Warrant issued as provided herein.

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1.2.       Exercise Procedures; Delivery of Certificate. Upon surrender of this Warrant with a duly executed Notice of Exercise in the Form of Annex A attached hereto, together with payment of the Exercise Price for the Shares purchased, at the Company's principal executive offices (the “Designated Office”), the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. The Company agrees that the Shares shall be deemed to have been issued to the holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Shares.

2.       Transfer; Issuance of Shares Certificates; Restrictive Legends.

2.1.       Transfer. Notwithstanding the foregoing, the Holder may only assign its transfer its rights under this Warrant provided that the assignee of this Warrant shall agree, in writing, to be bound by the terms of the this Warrant. Each transfer of this Warrant and all rights hereunder, in whole or in part, shall be subject to and effected in compliance with any and all applicable securities laws, and shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant may be exercised by the new Holder for the purchase of Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

2.2.       Share Certificates. Certificates for the Shares shall be delivered to the Holder within five (5) Business Days alter the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the right to purchase the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that any such tax has been paid; and further provided, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Shares.

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2.3 Restrictive Legend. Except as otherwise provided in this Section 2, each certificate for Shares initially issued upon the exercise of this Warrant and each certificate for Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO,OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Shares when (i) such Shares are transferred pursuant to an effective resale registration statement under the Securities Act of 1933 the (“Securities Act”), or (ii) the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 2.3 shall terminate, the Holder or subsequent transferee, as the case may be, shall be entitled to receive from the Company without cost so such Holder or transferee a certificate for the Shares without such restrictive legend.

3.    Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

3.1 Exercise Price; Adjustment of Number of Shares. The Exercise Price and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

3.2 Adjustments Upon Distribution, Subdivision or Combination. If the Company, at any time or from time to time after the issuance of this Warrant, shall (a) make a dividend or distribution on its Shares payable in Shares, (b) subdivide or reclassify the outstanding Shares into a greater number of Shares, or (c) combine or reclassify the outstanding Shares into a smaller number of Shares, the Exercise Price in effect at that time and the number of Shares into which the Warrant is exercisable at that time shall be proportionately adjusted effective as of the record date for the distribution or the effective date of the subdivision, combination or reclassification.

3.3 Adjustment Upon Other Distributions. If the Company, at any time or from time to time after the issuance of this Warrant, makes a distribution to the holders of Shares which is payable in securities of the Company other than Shares, then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Shares, the amount of such securities of the Company which would have been received if the portion of the Warrant so exercised had been exercised for Shares on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3 and all other adjustments under this Section 3.

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3.4. Adjustment Upon Merger, Consolidation or Exchange. If at any time or from time to time after the issuance of this Warrant there occurs any merger, consolidation, arrangement or statutory share exchange of the Company with or into any other person or company, then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant the kind and amount of hares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Holder if the portion of this Warrant so exercised had been exercised for Shares immediately prior to such merger, consolidation, arrangement or statutory share exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory share exchange with respect to such Shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3 and all other adjustments under this Section 3.

3.5. Adjustments for Recapitalization or Reclassification. If, at any time or from time to time after the issuance of this Warrant, the Shares issuable upon exercise of this Warrant are changed into the same or a different number of' securities of any class of the Company, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory share exchange provided for elsewhere in this Section 3), then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Holder if the portion of' this Warrant so exercised had been exercised immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3 and all other adjustments under this Section 3.

3.6. Extraordinary Dividends or Distributions. If, at any time or from time to time after the issuance of this Warrant, the Company shall declare an extraordinary dividend or any other distribution upon the Shares payable other vise than out of current earnings, retained earnings or earned surplus and otherwise than in Shares, then the Exercise Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a distribution in cash, to the amount thereof payable per hare or, in the case of any other dividend or distribution, to the value thereof per Share at the time such distribution was declared, as determined by the board of directors of the Company in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject dividend or distribution, or, if a record is not taken, the date as of which the holders of record of Shares entitled to such dividend or distribution arc to be determined.

3.7. Certificate of Adjustment. Whenever the Exercise Price and/or the number of Shares receivable upon exercise of this Warrant is adjusted, the Company shall promptly deliver to the Holder a certificate of adjustment, setting forth the Exercise Price and/or Shares issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

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3.8.       Successive Adjustments. The provisions of this Section 3 shall be applicable successively to each event described herein which may occur subsequent to the issuance of this Warrant and prior to the exercise in full of this Warrant.

4. Exchange and Replacement of Warrant; Reservation of Shares. The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of the Holder's indemnity in form satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor in lieu of this Warrant, without requiring the posting of any bond or the giving of any security.

The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Shares issuable upon such exercise shall be duly and validly authorized and issued, fully paid and non-assessable.

5. Investment Representations. The Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise of this Warrant, if the Shares shall not then be the subject of an effective registration statement under the Act, the securities acquired by the Holder upon exercise hereof arc for the account of the Holder or are being acquired for its own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at such time) of offering and distributing such securities (or any portion thereof), except in compliance with applicable federal and state securities laws.

6. Warrant Holders Not Deemed Holders of Shares. No Holder of this Warrant shall, as such, be entitled to vote or to receive distributions (except to the extent provided in Section 3.2 above) or be deemed the holder of Shares that may at any time be issuable upon exercise of this Warrant, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a Shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to Shareholders at any meeting thereof, or to give or withhold consent to any Company action (whether upon any recapitalization,issue or reclassification of Shares,consolidation,merger or conveyance or otherwise),or to receive notice of meetings,or subscription rights, until such Holder shall have exercised this Warrant and been issued Shares or deemed to have been issued Shares in accordance with the provisions hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares or other securities hereunder, and no mere enumeration herein of the rights or privileges of the Holder hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a Shareholder of the Company,whether such liability is asserted by the Company or by any creditors of the Company.

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7. Notices. Any notice which is required to be given by this Warrant must be in writing, and shall be sent, unless otherwise expressly provided herein, by reputable overnight courier or facsimile to the party being notified at its address or fax number stated below. Any notice sent by overnight courier shall be deemed given on the third (3rd) Business Day after being deposited with the courier with all charges prepaid or billed to the account of the sender; and any notice sent by facsimile shall be deemed received on the date sent if sent during normal business hours at the point of receipt (or otherwise on the next succeeding Business Day). For the purposes of notice, the addresses and fax numbers of the parties for the receipt of notice hereunder are:

If to the Company:	Dashub,Inc.
6800 Jericho Turnpike
Suite 201W
Syosset, NY 11791

If to the Holder:	Name and address at the Address
Set forth below on the Signature Page

Any party shall have the right from time to time, and at any time, to change its address for the receipt of notice by giving at least five (5) day prior written notice of the change of its address to the other parties in the manner specified here in.

8. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

9. Governing Law; Jurisdiction. This Warrant, and all matters arising directly or indirectly herefrom, shall be governed by and construed in accordance with the laws of the Delaware, notwithstanding the choice of law or conflicts of law principles thereof. Each of the parties hereto hereby (i) irrevocably consent to the jurisdiction of the courts of the State of New York, County of Nassau,with respect to any dispute or proceeding arising in connection with this Agreement, (and of the appropriate appellate courts) in connection with any suit, action or other proceeding arising out of or relating to this Warrant, (ii) irrevocably waivers,to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying to the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, and (iii) agrees that service of any summons, complaint,notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 7.

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10.           Entire Agreement; Amendments and Waivers. This Warrant, together with the Registration Rights Agreement, sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

11.           Severability; Headings. If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, he ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 23rd day of April 2017.

Dashub, Inc., a Delaware corporation

By: /s/ Max W.Kane, CEO
Name: Max W. Kane
Title: President and CEO

Name and Address of Warrant Holder

RC-1, Inc.

110 Sunrise Center Drive

Thomasville, NC 27360

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ANNEX A

NOTICE OF EXERCISE

(To be executed upon partial or full

exercise of the within Warrant)

The undersigned hereby irrevocably elects to exercise the right to purchase __________ Shares of Dashub Inc. set forth within Warrant No. N-500 according to the conditions thereof and herewith makes payment of the Exercise Price of such Shares in full in the amount of $______________.

By: __________________________
(Signature of Registered Holder)

Dated: _____________________

Name of Warrant Holder

or transferee: ________________________________________________________

Address: ___________________________________________________________

Signature: __________________________________________________________

NOTICE: The signature on this form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

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ANNEX B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares set forth below:

Name and Address of Assignee                                                  No. of Shares

and does hereby irrevocably constitute and appoint ____________________ attorney-in-fact to register such transfer onto the books of Dashub, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated: ____________________________	Print Name: _____________________________

Signature: ______________________________

Witness: _______________________________

NOTICE: The signature on this assignment correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C

CONVERTIBLE NOTE CONVERSION NOTICE

TO: Dashub, Inc.

The undersigned owner of this Convertible Note due _____________, 20__ (the “Note”) issued by Dashub, Inc. (the “Company”) hereby irrevocably exercises its option to convert $__________ Principal Amount of the Note into shares of Common Stock in accordance with the terms of the Note. The undersigned hereby instructs the Company to convert the portion of the Note specified above into shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Note. The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Note reissued in the Principal Amount not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Convertible Note Purchase Agreement and the Note. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Note set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shaers represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time: ________________

Note Holder:

___________________________

Print Name

___________________________

Authorized Signature

Address where Shares Should be delivered

__________________________

__________________________

Telephone Number: _________________

Email address ______________________

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EXHIBIT D

NOTICE OF CONVERSION

Date:

(Name and Address of Holder)

Dear Noteholder:

Please be advised that on _____________ __, 20__, the Board of Directors of Dashub, Inc. elected to convert the Convertible Promissory Note issued to you on _____________, 2017 (the “Note”) into common shares of Dashub, Inc. The balance due to you on the Note as of ___________ __, 20__, is $_________ ($_______ in principal and $______ in interest). In accordance with Paragraph 2(b) of the Note, the Note has been converted into the right to receive __________ shares of Dashub, Inc. common stock.

We will forward your share certificate for _________ shares of common stock to you at the address you had previously provided. In the event you wish to have the shares delivered to an address other than as previously provided, please advise us immediately of the change of address.

Very truly yours,

Dashub, Inc.

By: ____________________

      Max Kane, President

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